NATIONWIDE VARIABLE INSURANCE TRUST
NVIT American Funds Growth-Income Fund

Supplement dated June 12, 2024
to the Summary Prospectus dated April 29, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled “Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service
Charles E. Ellwein	Partner – Capital Research Global Investors, a division of Capital Research	Since 2015
J. Blair Frank	Partner – Capital Research Global Investors, a division of Capital Research	Since 2006
Keiko McKibben	Partner – Capital Research Global Investors, a division of Capital Research	Since 2014
Caroline Jones	Partner – Capital Research Global Investors, a division of Capital Research	Since 2020

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